SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

                                  June 16, 2008
                                (Date of Report)


                            ALANCO TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    0-9437
                            (Commission File No.)

               Arizona                                  86-0220694
      (State or other jurisdiction)         ( IRS Employer Identification No.)

               15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              (Address of Principal Executive Office)      (Zip Code)

                                  (480)607-1010
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.134-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities

On June 13, 2008, the Company completed a private offering of 100,000 non-convertible shares of Series D Preferred Stock at a price of $10.00 per share. The accredited investors included a director of the Company who purchased 50,000 shares. The gross proceeds received by the Company from the offering was $1,000,000.

The Powers, Preferences, Rights and Limitations of the Series D Preferred Stock is included in this Form 8-K as an exhibit.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2008                     ALANCO TECHNOLOGIES, INC.
                                        By: /s/ John A. Carlson
                                           --------------------
                                           Chief Financial Officer